SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): February 14, 2007

                              Armitage Mining Corp.
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

       000-51246                                           84-1647399
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

15455 Dallas Parkway, 6th Floor
Dallas, Texas                                                   75001
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)

                                 (972) 764-5355
                           ---------------------------
                           (Issuer's Telephone Number)

                       8100 East Union Avenue, Suite 1206
                                   Denver, Co

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On February 14, 2007, Armitage Mining Corp. ("AMC" or "Armitage Mining") entered into and closed a share exchange agreement with Golden Autumn Holdings Inc. ("Golden Autumn"), and each of Golden Autumn's shareholders (the "Purchase Agreement"). Pursuant to the Purchase Agreement, AMC acquired all of the issued and outstanding capital stock of Golden Autumn from the Golden Autumn shareholders in exchange for 17,032,970 shares of AMC's common stock. As a result, Golden Autumn is now a majority owned subsidiary of AMC.

      In connection with the acquisition of Golden Autumn on February 14, 2007, Michael Potts, resigned as president, chief executive officer, secretary and treasurer and Guanglong Li was appointed to serve as AMC's chairman and chief executive officer, Charles Fu was appointed to serve as AMC's president, Hua Li was appointed to Serve as AMC's chief operating officer, and Guangxin Tang was appointed to serve as AMC's chief financial officer. Mr. Fu was also elected to AMC's Board. Pursuant to an Agreement and Release between AMC and Michael Potts, Michael Potts returned 600,000 shares of AMC's common stock owned by him to AMC and AMC transferred its assets to Michael Potts.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      History of Golden Autumn Holdings Inc.

      Golden Autumn is a Delaware holding company that owns 92% of equity interest in a Chinese company, Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd. ("Sichuan Golden Autumn"), as a Sino-US equity joint venture. Sichuan Golden Autumn's predecessor, Baoguang Yinfa Industrial Co., Ltd. ("Baoguang"), was established in February 2003 as a result of reorganization of Sichuan Baoguang Tower Memorial Park Company Limited, and the purpose of reorganization was to facilitate the sale of the Company's stock to outside qualified investors in China. Previously, Baoguang was a non-profit and quasi-governmental entity named Chengdu Baoguang Tower Memorial Park, which was established in February 1997. In September 2002, the Company was privatized and its name was changed to the Sichuan Baoguang Tower Memorial Park Company Limited. As used in this report, the terms "we," "us," and "our" and words of like import refer to Golden Autumn Holdings Inc. and its subsidiaries.

Description of Business

         We develop and manage privately-owned, luxury retirement communities/villages in China, and also provide health care, food, entertainment and shopping services to its senior residents in its retirement communities/villages through our Company-owned heath care centers, restaurants, entertainment centers and shopping centers. We also develop and operate memorial parks, which sell spaces for keeping the boxes of cremated remains and provide memorial services and products. The average age of residents in our retirement communities is 60. In addition, there is a cross-marketing between our retirement communities and memorial parks.

         We have developed and fully-sold 734 retirement condominiums and are managing the Golden Autumn Gardens I, Phase I, which occupies 17 acres of land and has 1,468 residents. The prices for the retirement condominiums in Phase I have ranged from $5,500 to $9,375 for one-bedroom condominiums, and from $10,000 to $20,000 for two-bedroom condominiums. We expect that the Golden Autumn Gardens I, Phase II, located on the adjacent land with 16 acres, will be developed and fully-sold by June 2007 and will have 1,200 condominiums and approximately 2,400 residents. The prices for Phase II condominiums will range from $9,375 to $14,500 for one bedroom condominiums, from $11,875 to $26,250 for two-bedroom condominiums, and from $33,125 to $41,500 for a duplex. The Phase I and Phase II will share common facilities that have already been built during the Phase I development, such as a health care center, restaurants, an entertainment center, a fitness center, a club house, a swimming pool, and a river-side community park. The health care center is fully licensed by the Ministry of Health, located in a building with more than 21,000 square feet usable areas, and has 12 doctors (including part-time doctors who are retired doctors and also the residents in Golden Autumn Gardens I, Phase I), 3 nurses and 1 pharmacist. Chengdu City is China's fourth largest city with more than 10 million populations. Golden Autumn Gardens I is located in the distance about one hour driving from the center of Chengdu City.

      We are planning to develop Golden Autumn Gardens II in the Town of Loudai with 49.4 acres for 3,810 retirement condominiums. The Town of Loudai is a well-known tourist attraction with remains and buildings from an ancient town and village. Golden Autumn Gardens II is located about one hour driving from the center of Chengdu City and also about one hour driving from Golden Autumn Gardens I.

      In China, land is an asset of the government and leased to business entities or individuals through granting of state-owned land use rights. We currently have use rights and operate a memorial park which occupies 21 acres of land with six memorial halls for keeping the boxes of cremated remains and a shopping center for memorial products manufactured by one of our subsidiaries. The memorial park has the capacity for 50,000 spaces for keeping the boxes of cremated remains, with more than 20,000 that have already been built and more than 10,000 that have already been sold. The prices for these spaces range from $500 to $30,000, mainly depending on the location of the spaces and the type of box. The memorial park also has a burial ground for cremated remains which has 5,000 spaces with prices ranging from $1,375 to $45,000 each.

      As of February 14, 2007, we had 110 employees. We have not experienced any work stoppages and we consider our relations with our employees to be good.

      Competition

      Currently we are the only development and management company that focuses on retirement community in Chengdu City. We are also the only company in China with vertical integrated structure between retirement communities and memorial parks. In Beijing, our major competitor is Oriental Sun City Real Estate Development Co., Ltd. with its Oriental Sun City Retirement Community. There is a lot of competition in the memorial park business and many of our competitors sell their products for less money than we sell our products for.

      Description of Property

      In China, land is an asset of the government and leased to business entities or individuals through granting of state-owned land use rights. As a result of such state-owned land use rights, we have the right to use the following land which we are using for retirement communities and memorial parks:

      13.97 acres of land located in the town of Xinjing, the city of Chengdu, which is being used for a retirement community.

      15.2 acres of land located in the district of Xindu, the city of Chengdu, which is being used for a memorial park.

      Under an agreement with Baoguang, are allowed to use approximately 4.6 acres of land located in the district of Xindu, the city of Chengdu, which is being used for a memorial park.

      Our principal office is located at 15455 Dallas Parkway, Dallas Texas. The space is approximately 120 square feet and our monthly rent is $250, which is provided and subsidized by BJPHC Management Inc., a company controlled by Charles Fu. We also have an office located at 4/F, Tower B, Unit 1, Golden Harbor Business Plaza 59 Xiang Nong Shi Street, Chengdu City, Sichuan Province P.R. China. The space is approximately 9,000 square feet and free of charge, which is provided by our local joint venture partner. Under an agreement, we have all the benefits of the office space owned by our joint venture partner and we are the beneficial owner under the contract.

      Legal Proceedings

      From time to time, Golden Autumn may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. Golden Autumn is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

                                  RISK FACTORS

      You should carefully consider the risks described below as well as other information provided to you in this document, including information in the section of this document entitled "Information Regarding Forward Looking Statements." The risks and uncertainties described below are not the only ones facing the Company. Additional risks and uncertainties not presently known to the Company or that the Company currently believes are immaterial may also impair the Company's business operations. If any of the following risks actually occur, the Company's businesses, financial condition or results of operations could be materially adversely affected, the value of the Company common stock could decline, and you may lose all or part of your investment.

      Our limited operating history makes it difficult for us to evaluate our future business prospects and make decisions based on those estimates of our future performance.

      Although our management team has been engaged in the retirement community development and management business for an extended period of time, we did not begin operations of our current business concept until May 2004. We have a limited operating history in our current combined form, which makes it difficult to evaluate our business on the basis of historical operations. As a consequence, it is difficult, if not impossible, to forecast our future results based upon our historical data.

      Reliance on the historical results of our acquisition targets may not be representative of the results we will achieve, particularly in our combined form. Because of the uncertainties related to our lack of historical operations, we may be hindered in our ability to anticipate and timely adapt to increases or decreases in sales, revenues or expenses. If we make poor budgetary decisions as a result of unreliable historical data, we could be less profitable or incur losses, which may result in a decline in our stock.

      We may need to raise additional capital which may not be available on acceptable terms or at all

      There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain additional capital may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our research and development plans. Any additional equity financing may involve substantial dilution to our then existing shareholders.

      If we are not profitable we may have to cease our operations

      Our continued existence is dependent upon us successfully expanding our business, attaining and sustaining profitable operations. There can be no assurance that we will be profitable in the future. If we are not profitable and cannot attain sufficient capital to fund our operations we may have to cease our operations.

      If we raise additional capital the value of your investment may decrease.

      If we need to raise additional capital to implement or continue operations, we will likely issue additional equity or convertible debt securities. If we issue equity or convertible debt securities, the net tangible book value per share may decrease, the percentage ownership of our current stockholders may be diluted and such equity securities may have rights, preferences or privileges senior or more advantageous to our common stockholders.

      We must effectively manage the growth of our operations, or our company will suffer .

      Our ability to successfully implement our business plan requires an effective planning and management process. If funding is available, we intend to increase the scope of our operations and acquire complimentary businesses. Implementing our business plan will require significant additional funding and resources. If we grow our operations, we will need to hire additional employees and make significant capital investments. If we grow our operations, it will place a significant strain on our management and our resources. If we grow, we will need to improve our financial and managerial controls and reporting systems and procedures, and we will need to expand, train and manage our workforce. Any failure to manage any of the foregoing areas efficiently and effectively would cause our business to suffer.

      We need permits, licenses or approvals from government authorities to begin our construction and if we fail to obtain all required licenses, permits, or approval, we may have to cease our operations.

      Before we can develop a property, we must obtain a variety of approvals from local and municipal governments with respect to such matters as zoning, density, subdivision, traffic considerations, site planning and environmental issues. There no assurance that we will be able to obtain all required licenses, permits, or approvals from government authorities. If we fail to obtain all required licenses, permits, or approvals, we may have to cease our operations.

      We are vulnerable to concentration risks because our operations are exclusively in China.

      We operate our business in China. All of our revenues will be derived from our business in China. We may not be able to generate adequate revenue if local business conditions in China change adversely. These changes may include business downsizing, industry slowdowns, local oversupply or reduction in demand for real estate properties, and changes in local governmental policies. Operating exclusively in China exposes us to greater economic risks than if we operated in several geographic regions. Any adverse changes in business conditions in China, could adversely impact our financial condition, results of operations and cash flow.

      We do not carry property or casualty insurance and as a result any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

      The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Any business property loss, natural disaster or litigation might result in substantial costs and diversion of resources.

      Political and Economic Policies in China could affect our business in unpredictable ways.

      Substantially all of our assets are located in China and substantially all of our revenues are expected to derive from our operations in China. Therefore, our results of operations and prospects are subject, to a significant degree, to economic and political developments in China. The economy of China differs from the economies of most developed countries in many respects, including:

o     The extent of government involvement;

o     Level of development; and

o     Allocation of resources.

      The economy of China has been in transition from a planned economy to a more market-oriented economy. Although in recent years the Chinese government has implemented measures emphasizing the utilization of market forces and the reduction of state ownership of productive assets, a substantial portion of productive assets in China is still owned by the Chinese government, which continues to play a significant role in regulating China's economic development, setting monetary policy and providing preferential treatment to particular industries or companies. Political and economic policies in China could affect our business in unpredictable ways. If there are any unfavorable changes in government policies, such as government control over capital expenditures, changes in monetary policy, or changes in planning and zoning policy, we may experience delays or other problems in obtaining government permits or licenses to start or complete our projects.

      Capital outflow policies in The People's Republic of China may hamper our ability to remit income to the United States.

      The People's Republic of China has adopted currency and capital transfer regulations. These regulations may require that we comply with complex regulations for the movement of capital and as a result we may not be able to remit all income earned and proceeds received in connection with our operations or from the sale of our operating subsidiary to the U.S. or to our stockholders.

      Our operations and assets in the China are subject to significant political and economic uncertainties.

      Government policies are subject to rapid change and the government of the China may adopt policies which have the effect of hindering private economic activity and greater economic decentralization. There is no assurance that the government of the China will not significantly alter its policies from time to time without notice in a manner with reduces or eliminates any benefits from its present policies of economic reform. In addition, a substantial portion of productive assets in China remains government-owned. For instance, all lands are state owned and leased to business entities or individuals through governmental granting of state-owned land use rights. The granting process is typically based on government policies at the time of granting, which could be lengthy and complex. This process may adversely affect our business. The government of China also exercises significant control over China's economic growth through the allocation of resources, controlling payment of foreign currency and providing preferential treatment to particular industries or companies. Uncertainties may arise with changing of governmental policies and measures. In addition, changes in laws and regulations, or their interpretation, or the imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency, the nationalization or other expropriation of private enterprises, as well as adverse changes in the political, economic or social conditions in China, could have a material adverse effect on our business, results of operations and financial condition.

      A downturn in the economy of China may slow our growth and profitability.

      The growth of the Chinese economy has been uneven across geographic regions and economic sectors. There can be no assurance that growth of the Chinese economy will be steady or that any downturn will not have a negative effect on our business.

      There is a limited market for our common stock which may make it more difficult to dispose of your stock.

      Our common stock is currently quoted on the Over the Counter Bulletin Board under the symbol " ARMC." There is a limited trading market for our common stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for our common stock, the ability of holders of our common stock to sell our common stock, or the prices at which holders may be able to sell our common stock.

      Our common stock is subject to the "Penny Stock" rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

      The SEC has adopted Rule 3a51-1 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

      o that a broker or dealer approve a person's account for transactions in penny stocks; and

      o the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

      In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

      o obtain financial information and investment experience objectives of the person; and

      o make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

      The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

      o sets forth the basis on which the broker or dealer made the suitability determination; and

      o that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

      Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

      Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Forward Looking Statements

      Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

      o Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

      o Our ability to raise capital when needed and on acceptable terms and conditions;

      o     The intensity of competition; and

      o     General economic conditions.

      All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

                                   MANAGEMENT

Executive Officers and Directors

      Below are the names and certain information regarding our executive officers following the acquisition of Golden Autumn.

--------------------------------------------------------------------------------
Name                        Age             Position
--------------------------------------------------------------------------------
Guanglong Li                66              Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
Charles Fu                  44              President and Director
--------------------------------------------------------------------------------
Hua Li                      44              Chief Operating Officer
--------------------------------------------------------------------------------
Guangxin Tang               40              Chief Financial Officer
--------------------------------------------------------------------------------
Michael Potts               50              Director
--------------------------------------------------------------------------------

      Background of Executive Officers and Directors

      Guanglong Li, Chairman and Chief Executive Officer

      Guanglong Li has been an executive in the senior living industry for over 24 years. Mr. Li has been chairman and general manager of the predecessors of Golden Autumn.

      Charles Fu, President and Director

      Mr. Fu has over 20 years experience in foreign investment in China. Mr. Fu received his LL.B. from China's Northwestern University of Law & Political Science, his J.D. from the Southern Methodist University School of Law in Dallas, Texas, and his LL.M. from the University of Brussels, Belgium.

      Hua Li, Chief Operating Officer

      Hua Li has thirteen years of management experience and has worked with Golden Autumn since 1998. Mr. Li received his master's degree in engineering from China's National University of Defense Technology. He is the son of Guanglong Li.

      Guangxin Tang, Chief Financial Officer

      Mr. Tang has over ten years experience in finance and accounting and has worked with Golden Aurum since 1997. Previously, Mr. Tang worked as the Chief Accountant for the state-owned Chengdu Electricity Machinery Corporation, and as the CFO for the Chengdu Regional Management Officer of f Hong Kong Wide Code Investment (Group) Co., Ltd.

      Michael Potts, Director

      Michael served as AMC's President, Chief Executive Officer, Chief Financial Officer, Secretary and treasurer until February 14, 2007. Michael Potts is a private investor and the managing partner of Galway Investments, based in Denver, Colorado. Previously, he was CEO of American Fundware, provider of the FundWare software product line for non-profit and government organizations. Mr. Potts began his career as an IBM salesman but soon shifted to entrepreneurial companies in the Southwest where, at various times, he ran high technology national sales teams and divisions, led acquisitions and joint ventures in the US and abroad, and served as a corporate officer of publicly held technology companies. Mr. Potts holds a B.A. in Creative Writing from Beloit College.

                             Executive Compensation

      The following table summarizes all compensation recorded by the Company in each of the last two completed fiscal years for our principal executive officer, each other executive officer serving as such whose annual compensation exceeded $100,000 USD and up to two individuals for whom disclosures would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at the end of our fiscal year. Such officers are referred to herein as our "Named Officers."

                                                      Summary Compensation Table

                                                                                                  Change in
                                                                                                   Pension
                                                                                                    Value
                                                                                                     and
                                                                                     Non-Equity      Non-
                                                                                      Incentive   qualified
                                                                                        Plan      Deferred
                                                                                       Compen-     Compen-    All Other
        Name and            Fiscal                              Stock       Option     sation      sation      Compen-
   Principal Position        Year    Salary ($)   Bonus ($)   Awards ($)  Awards ($)     ($)     Earnings ($) sation ($)  Total ($)
------------------------    ------   ----------   ---------   ----------  ---------- ----------  ------------ ----------  ----------
           (a)                (b)       (c)          (d)         (e)         (f)         (g)         (h)         (i)         (j)
Mr. Guanglong Li             2006     $22,500        None        None        None        None        None        None     $22,500
    Chairman & CEO           2005     $22,500        None        None        None        None        None        None     $22,500

Mr. Charles Y. Fu            2006        None        None        None        None        None        None        None           0
    President & Director     2005        None        None        None        None        None        None        None           0

Mr. Hua Li,                  2006     $22,500        None        None        None        None        None        None     $22,500
    COO                      2005     $22,500        None        None        None        None        None        None     $22,500

Mr. Guangxin Tang            2006     $12,500        None        None        None        None        None        None     $12,500
    CFO                      2005     $12,500        None        None        None        None        None        None     $12,500

Outstanding Equity Awards at Fiscal Year-End

      Our Named Executive Officers did not hold unexercised options or any other stock awards as of the end of our fiscal year ending December 31, 2006. As such, the table has been omitted.

Director Compensation and Committees

      We have not paid and do not presently propose to pay compensation to any director for acting in such capacity, except for the grant of shares of common stock or options and reimbursement for reasonable out-of-pocket expenses in attending meetings.

      We do not have an audit committee. Accordingly, we have not designated any director as an "audit committee financial expert", as that term is defined in the rules of the Securities and Exchange Commission.

      The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors in accordance with our bylaws and Delaware law.

      Meetings may be held from time to time to consider matters for which approval of our Board of Directors is desirable or is required by law.

      Transactions with Related Persons, Promoters and Certain Control Persons

      Pursuant to an Agreement and Release between AMC and Michael Potts, Michael Potts returned 600,000 shares of AMC's common stock owned by him to AMC and AMC transferred its assets to Michael Potts.

      AMC entered into a consulting agreement with Galway Holdings LLC, pursuant to which AMC issued Galway Holdings a warrant to purchase 1,000,000 shares of AMC's common stock at $1.00 per share and will pay Galway Holdings LLC $425,000 within ten days of February 14, 2007. Michael Potts is a member of Galway Holdings LLC.

      As of September 30, 2006 and 2005, the Golden Autumn had non-interest bearing unsecured loans due from Guanglong Li, Hua Li, Gordon Chen (a director of Golden Autumn), and Qunhung Huang (a director of Golden Autumn) of $335,588 and $329,050, respectively.

      As of September 30, 2006 and 2005, loans due from Golden Autumn's stockholders totaled $311,605 and $16,668, respectively. The loan due from stockholders was an unsecured non-interest bearing demand loan.

      As of September 30, 2006 and 2005, Golden Autumn owed Chengdu Jinma Chuanxi Entertainment Co., Ltd., a company under the control of Mr. Guanglong Li, $3,791,501 and $3,501,748, respectively for loans made by Chengdu Jinma Chuanxi Entertainment Co., Ltd.

      Golden Autumn Senior Living Development Co., Ltd. owns an office building in the suburb of Chengdu, the Capital of Sichuan Province of P.R.China. Affiliated companies, Hua Yuan Real Estate Development Co., Ltd., Baoguang Memorial Products & Services Chain Co., Ltd. and Golden Autumn Garden Property Management Co., Ltd., all share space in the building for administrative and management purpose.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of February 15, 2007 with respect to the beneficial ownership of the outstanding common stock by
(i) any holder of more than five (5%) percent; (ii) each of Armitage Mining's executive officers and directors; and (iii) Armitage directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. The below table is based on 20,142,003 shares of common stock outstanding as of February 15, 2006.

--------------------------------------------------------------------------------------------------------------------------------
Name of Beneficial Owner (1)(2)                   Common Stock Beneficially Owned                 Percentage of Common Stock (1)
--------------------------------------------------------------------------------------------------------------------------------
Guanglong Li                                      3,051,917                                       15.15%
--------------------------------------------------------------------------------------------------------------------------------
Charles Fu (3)                                    1,547,514                                       8%
--------------------------------------------------------------------------------------------------------------------------------
Hua Li                                            112,145                                         *
--------------------------------------------------------------------------------------------------------------------------------
Guangxin Tang                                     18,072                                          *
--------------------------------------------------------------------------------------------------------------------------------
Michael Potts                                     400,000                                         2%
--------------------------------------------------------------------------------------------------------------------------------
GAH-CDC Holdings LLC (4)                          5,366,613                                       27%
--------------------------------------------------------------------------------------------------------------------------------
BJP-GAH Holdings LLC (5)                          3,028,070                                       15%
--------------------------------------------------------------------------------------------------------------------------------
Wong Chi Shun                                     1,477,985                                       7.34%
--------------------------------------------------------------------------------------------------------------------------------
Gordon Gang Chen                                  1,357,579                                       6.7%
--------------------------------------------------------------------------------------------------------------------------------
GAH-REV Holdings LLC (6)                          1,277,003                                       6.3%
--------------------------------------------------------------------------------------------------------------------------------
All officers and directors as a group (7)         5,129,648                                       25.46%
--------------------------------------------------------------------------------------------------------------------------------

* Less than one percent.

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2) Except as otherwise indicated, the address of each beneficial owner is c/o Golden Autumn Holdings, Inc. 15455 Dallas Parkway, 6th Floor, Dallas Texas 75001.

(3) Including the 385,916 shares and the 196,816 shares held by BJPHC-GAH Holdings LLC and Everlasting Holdings LLC respectively, of which Mr. Charles Fu may be deemed to have the beneficial ownership by reason of being the shareholder of BJP-GAH Management Inc., the sole manager of BJPHC-GAH Holdings LLC and Everlasting Holdings LLC.

(4) Mr. Guanglong Li and Mr. Charles Fu may be deemed to have the shared power to depose of the shares held by GAH-CDC Holdings LLC and to have the beneficial ownership of these shares by reason of being the shareholders of GAH Management Inc., the sole manager of GAH-CDC Holdings LLC.

(5) Mr. Charles Fu and Mr. Xiping Wang may be deemed to have the shared power to depose of the shares held by BJP-GAH Holdings LLC and to have the beneficial ownership of these shares by reason of being the shareholders of BJP-GAH Management Inc., the sole manager of BJP-GAH Holdings LLC.

(6) Mr. Guanglong Li and Mr. Charles Fu may be deemed to have the shared power to depose of the shares held by GAH-REV Holdings LLC and to have the beneficial ownership of these shares by reason of being the shareholders of GAH Management Inc., the sole manager of GAH-REV Holdings LLC.

                            DESCRIPTION OF SECURITIES

      Armitage Mining's authorized capital stock consists of 75,000,000 shares of common stock which have a par value of $.001 per share.

      Holders of Armitage Mining's common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of Armitage Mining's common stock representing a majority of the voting power of Armitage Mining's capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of Armitage Mining's outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to Armitage Mining's articles of incorporation.

      Holders of Armitage Mining's common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      Armitage Mining's common stock is traded on the OTC Bulletin Board under the symbol "ARMC". To date, there has been minimal trading in the shares of Armitage Mining's shares with a high of $1.25 per share and a low of $.0.96 per share. As of February 16, 2007, there were approximately 72 holders of record of Armitage Mining's common stock.

Dividends

      Armitage Mining has never declared or paid any cash dividends on its common stock. Armitage Mining currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table shows information with respect to each equity compensation plan under which Armitage Mining's common stock is authorized for issuance as of the fiscal year ended September 30, 2006.

                                        EQUITY COMPENSATION PLAN INFORMATION

---------------------------------------------------------------------------------------------------------------
       Plan category                  Number of securities       Weighted average        Number of securities
                                        to be issued upon       exercise price of      remaining available for
                                           exercise of         outstanding options,     future issuance under
                                      outstanding options,     warrants and rights    equity compensation plans
                                       warrants and rights                              (excluding securities
                                                                                       reflected in column (a)
---------------------------------------------------------------------------------------------------------------
                                               (a)                     (b)                       (c)
---------------------------------------------------------------------------------------------------------------
Equity compensation plans approved             -0-                     -0-                       -0-
by security holders
---------------------------------------------------------------------------------------------------------------
Equity compensation plans not                  -0-                     -0-                       -0-
approved by security holders
---------------------------------------------------------------------------------------------------------------
Total                                          -0-                     -0-                       -0-
---------------------------------------------------------------------------------------------------------------

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Armitage Mining's directors and executive officers are indemnified as provided by the Nevada Revised Statutes and its Bylaws. These provisions state that the Armitage Mining's directors shall cause Armitage Mining to indemnify a director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him as a result of him acting as a director. The indemnification of costs can include an amount paid to settle an action or satisfy a judgment.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, Armitage has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                   DISCLOSURE

      In November 2006, Golden Autumn dismissed AJ Robbins PC as its independent auditor. AJ Robbins performed the audit for the period ended December 31, 2004, which reports for the year ended December 31, 2004 did not contain any adverse opinion or a disclaimer of opinion nor was it qualified as to audit scope or accounting principals but did carry a modification as to going concern. AJ Robbins has not performed a review or audit of the financial statements ended September 30, 2006.

Item 3.02 Unregistered Sales of Equity Securities.

      Pursuant to a Share Exchange Agreement dated February 14, 2007, Armitage Mining issued 17,032,970 shares of its common stock to the Golden Autumn. The issuance of these securities is exempt from the registration requirements under Rule 4(2) of the Securities Act of 1933, as amended and/or Regulation D and/or S of the rules and regulations promulgated under the Securities Act. Additionally, Armitage Mining issued 1,990,030 shares as compensation and pursuant to a consulting agreement between Armitage Mining and Galway Holdings LLC, Armitage Mining issued a warrant to Galway Holdings LLC to purchase 1,000,000 shares of its common stock at $1.00 per share. The issuance of the compensation shares and the warrant were exempt from the registration requirements under Rule 4(2) of the Securities Act of 1933, as amended.

Item 5.01 Changes in Control of Registrant.

      See Item 2.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      See Item 1.01.

Item 5.06 Change in Shell Company Status.

      See Item 2.01

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

      To be filed by amendment.

(b) Pro forma financial information.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

      To be filed by amendment.

(c) Shell Company Transactions

      See Items 9.01(a) and 9.01(b)

(d) Exhibits

      Exhibit
      Number                              Description
      --------------------------------------------------------------------------
      4.1         Warrant issued to Galway Holdings, LLC

      10.1 Share Exchange Agreement by and among Armitage Mining Corp., Golden Autumn Holdings Inc., Michael Potts and the shareholders of Golden Autumn Holdings Inc.

      10.2        Agreement and Release between Armitage Mining Corp. and
                  Michael Potts

      10.3 Consulting Agreement between Armitage Mining Corp. and Galway Holdings, LLC


                                       14
<

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARMITAGE MINING CORP.


Dated: February  21, 2007               By:/s/ Charles Fu
                                           -------------------------------------
                                               Name: Charles Fu
                                               Title: President